EXHIBIT 99.1

consistency builds value David Taber - President & Chief Executive Officer

Page 4 of Page 4

Forward-Looking Statements
10th Annual D.A. Davidson & Co. Financial Services Conference May 7, 2008
Forward Looking Statements: Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and in reports filed on Form 8-K and Form 10-Q. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.

Company Overview
NASDAQ-GS Symbol AMRB
Founded 1983
Headquarters Rancho Cordova, CA
a Suburb of Sacramento
Total Assets $588 million
Market Capitalization $90 million
Average Volume 6,023 shares per day
Dividends Per Share $0.60 per year
Shares Outstanding 5,531,528
Inside Ownership 10%
Institutional Ownership 14%

Northern California Footprint

Growth Opportunities
California is the 8th Largest Economy in the World
$1.73 Trillion GDP
Faster Growth than the U.S. Average
60& Larger than Texas (2nd in the Nation)
Source: The Sacramento Bee, 7/11/07
Stephen Levy, Palo Alto Center for Continuing Study of the California Economy
Top 10 economies in the world
rank economy size 1 U.S. $13.20 trillion
2 Japan $4.34 trillion
3 Germany $2.91 trillion
4 China $2.67 trillion
5 United Kingdom $2.35 trillion
6 France $2.23 trillion
7 Italy $1.84 trillion
8 California $1.73 trillion
9 Canada $1.25 trillion
10 Spain $1.22 trillion

Growth Opportunities
Job growth in the six-county Sacramento Region remained fairly stable in February 2008. Preliminary data demonstrates a 12-month employment growth rate of 0.4 percent, reflecting an increase of 4,100 jobs. Sacramento Regional Research Institute, March 2008 Data Sources: Employment Development Department and Bureau of Labor Statistics

Growth Opportunities
Sacramento Region Employment February 2003-2008 2003 870,100 2004 883,100 2005 903,600 2006 932,000 2007 937,400 2008 941,500
Sacramento Regional Research Institute, March 2008 Data Source: Employment Development Department

Solid Financial Metrics Net Interest Margin Efficiency Ratio 2004 4.90% 53.12% 2005 4.98% 45.16% 2006 5.03% 47.11% 2007 5.10% 49.49% 1Q08 4.94% 50.73%

Solid Financial Metrics ROA ROAE ROTE 2004 1.33% 14.88% 15.48% 2005 1.54% 15.14% 21.64% 2006 1.50% 14.48% 20.33% 2007 1.47% 14.01% 19.78% 1Q08 1.28% 12.26% 17.29%

Market Potential
Market Share (Combined Zip Codes - All Markets Served)
American River Bank/Bank of Amador/North Coast Bank
Institution Name # of Offices Deposits ($000) Market Share (%)
1 U.S. Bank 5 1,714,465 16.11 2 Wells Fargo Bank 12 1,327,946 12.48 3 Bank of America 8 1,140,576 10.72 4 Luther Burbank Savings 1 966,844 9.08 5 Washington Mutual 6 697,371 6.55 6 Comerica Bank 1 518,102 4.87 7 American River Bank 11 482,128 4.53 8 Sterling Savings Bank 3 418,034 3.93 9 Union Bank of CA 2 409,105 3.84 10 Umpqua Bank 4 375,709 3.53 Source: FDIC SOD Report, 6/30/07

Excellent Core Deposit Base
Core Deposit Mix*
Money Market 28% Savings 8% Time 26% Noninterest-Bearing 28% Interest Checking 10%
Average non-interest checking account $20,000 Average interest checking $22,000 Average money market account $93,000 Average cost of Total Deposits 1.55%

Diversified Loan Portfolio
Total Loan Portfolio As of March 31, 2007 As of March 31, 2008 Commercial 23% Commercial 27% Construction & Land Construction & Land Dev. 21% Dev. 16% Other 10% Other 10% Investor CRE 23% Investor CRE 20% Bus Property Loans 23% Bus Property Loans 27%

Diversified Loan Portfolio
R/E Construction & Land Development Portfolio Construction & Land Dev. 16% Construction Spec (1-4 SFR) $13.1M Construction (1-4SFR) $14.2M Commercial Land $2.6M SFR A & D $11.6M SFR Land $7.5M Construction (Comm Property) $15.6M
As of March 31, 2008

Credit Quality
2004 2005 2006 2007 1Q08 Net chargeoffs to average loans and leases 0.08% 0.04% 0.03% 0.11% 0.20% Nonperforming loans and leases to total loans and leases 0.07% 0.02% 0.02% 1.86% 2.89% Allowance for loan and lease losses 1.54% 1.53% 1.51% 1.47% 1.49%

Strong Performance Over Time Diluted EPS 2004 $1.07 2005 $1.45 2006 $1.46 2007 $1.46 3/31/2007 $0.35 3/31/2008 $0.33

Strong Performance Over Time Shareholder Value 97 consecutive profitable quarters 1Q08: 80,500 shares repurchased 2007: 406,350 shares repurchased Cash dividends since 1992; quarterly since 1Q04

Strategies for a Challenging Banking Environment
Margin Pressure
Low-Cost Core Deposits Utilize Wholesale Funding Managing Overhead Active Capital Management
Plenty of Competition
Emphasize Relationship Banking Outwork Competition Engaged Employees
Soft Housing Market
Common Sense Real Estate Lending Diversified Loan Portfolio Conservative Underwriting

Experience Matters...Leadership Counts
American River Bankshares Executive Management Team David Taber, President & CEO 24 years in the banking industry Mitchell Derenzo, EVP & Chief Financial Officer 21 years in the banking industry Doug Tow, EVP & Chief Credit Officer 30 years in the banking industry Kevin Bender, EVP & Chief Information Officer 23 years in the banking industry

Strategic Direction
Organic Growth in Markets We Currently Serve Outwork Competition Engaged Employees Emphasize Business Banking Low-Cost Core Deposits Focus on Credit Quality Common Sense Real Estate Lending Managing Overhead Active Capital Management

Strategic Direction
Corporate Culture Highly Visible Community Philanthropy Program Award-winning employee volunteer program Donated 3,124 hours or 24 hours per employee in 2007 American River Bankshares Foundation Engaged Employees Relationship Managers: all employees empowered to serve the client Career development and internal promotion Survey: 91% employee satisfaction rating Team building events Town Hall meetings align to strategic vision Recognition program